ZEGA Buy and Hedge ETF

SCHEDULE OF INVESTMENTS at July 31, 2021 (Unaudited)

	Shares	Value
Exchange Traded Funds - 86.8%
SPDR Blackstone Senior Loan ETF	336,540	$15,420,263
SPDR Bloomberg Barclays Short-Term High Yield Bond ETF	564,450	15,494,152
Total Exchange Traded Funds
(Cost $30,961,883)		30,914,415

Purchased Options - 10.4%
Call Options - 9.2%
SPDR S&P 500 ETF Trust
Expiration: 3/18/2022, Strike Price: $415	275	1,096,975
Expiration: 9/16/2022, Strike Price: $425	274	1,123,948
Expiration: 1/20/2023, Strike Price: $435	269	1,045,603
		3,266,526
Put Options - 1.2%
iShares iBoxx High Yield Corporate Bond ETF
Expiration: 12/17/2021, Strike Price: $84	1,192	129,928
Expiration: 6/17/2022, Strike Price: $84	1,183	317,044
		446,972
Total Purchased Options
(Cost $3,616,159)		3,713,498

Short-Term Investments - 2.3%
Money Market Funds - 2.3%
First American Government Obligations Fund - Class X, 0.026% (1)	824,369	824,369
Total Short-Term Investments
(Cost $824,369)		824,369

Total Investments in Securities - 99.5%
(Cost $35,402,411)		35,452,282
Other Assets in Excess of Liabilities - 0.5%		171,023
Total Net Assets - 100.0%		$35,623,305

Percentages are stated as a percent of net assets.
(1) The rate shown is the annualized seven-day effective yield as of July 31, 2021.

ZEGA Buy and Hedge ETF

SCHEDULE OF OPTIONS WRITTEN at July 31, 2021 (Unaudited)

	Contracts	Value
Put Options Written - 0.5%
iShares iBoxx High Yield Corporate Bond ETF
Expiration: 12/17/2021, Strike Price: $75	1,192	$40,528
Expiration: 6/17/2022, Strike Price: $75	1,183	121,849
Total Put Options Written
(Cost $163,748)		$162,377

Percentages are stated as a percent of net assets.

Summary of Fair Value Exposure at July 31, 2021 (Unaudited)

The ZEGA Buy and Hedge ETF  (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and written options as of July 31, 2021:

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$–	$30,914,415	$–	$–	$30,914,415
Purchased Options	–	1,570,920	2,142,578	–	3,713,498
Short-Term Investments	–	824,369	–	–	824,369
Total Investments in Securities	$–	$33,309,704	$2,142,578	$–	$35,452,282

Written Options	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Put Options Written	$–	$162,377	$–	$–	$162,377
Total Put Options Written	$–	$162,377	$–	$–	$162,377